UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2013

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On August 5, 2013, Trynex International LLC, formerly known as Acquisition Tango LLC (“New Trynex”), entered into a First Amendment (the “Amendment”) to the Asset Purchase Agreement (the “Agreement”), dated May 6, 2013, with Apex International, Inc., formerly known as Trynex, Inc. (the “Seller”), and shareholders of the Seller named in the Agreement (the “Shareholders”).  New Trynex, a wholly-owned subsidiary of Douglas Dynamics, Inc. (the “Company”), acquired substantially all of the assets of the Seller pursuant to the Agreement on May 6, 2013.  As previously disclosed in the Company’s Current Report on Form 8-K filed on May 6, 2013, the Agreement included potential earnout payments of up to $7,000,000 in the aggregate, contingent on the revenue growth and financial performance of the acquired business for fiscal years 2014-2016.  The earnout was subject to partial or complete forfeiture if the employment of one or both of the Shareholders ended under specified circumstances.  The Amendment limited the circumstances under which a termination of employment would cause forfeiture.  The earnout remains contingent on the revenue growth and financial performance of the acquired business for fiscal years 2014-2016.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.02.                                        Results of Operations and Financial Condition.

On August 5, 2013, the Company issued a press release announcing its financial results for the quarter ended June 30, 2013.  A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Item 2.02 and Exhibit 99.1 hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.             Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed or furnished herewith, as indicated:

(2.1)                       First Amendment, dated August 5, 2013, to the Asset Purchase Agreement, dated May 6, 2013, by and between Trynex International LLC, Apex International, Inc. and shareholders of Apex International, Inc. named therein (filed).

(99.1)                Press release dated August 5, 2013 (furnished).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: August 5, 2013	By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer
and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)

First Amendment, dated August 5, 2013, to the Asset Purchase Agreement, dated May 6, 2013, by and between Trynex International LLC, Apex International, Inc. and shareholders of Apex International, Inc. named therein.

(99.1)	Press release dated August 5, 2013.